UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON  D. C.  20549


                                    FORM 8-K

   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE
                                  ACT OF 1934.


                                   MAY 8, 2006
                Date of Report (Date of Earliest Event Reported)



                             DNAPRINT GENOMICS, INC.
               (Exact name of Registrant as specified in charter)



                         COMMISSION FILE NUMBER: 0-31905



         UTAH                                                   59-2780520
(State  of Incorporation)                              (I.R.S. Employer I.D. No)



                     900 COCOANUT AVENUE, SARASOTA, FL 34236
                    (Address of Principal Executive Offices)


                                 (941) 366-3400
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

GMP  Manufacturing  Services  Agreement  with  KBI  BioPharma,  Inc.
--------------------------------------------------------------------

     Effective May 8, 2006, the Registrant entered into a Services Agreement (the "Agreement") with KBI BioPharma, Inc., a Delaware company ("KBI"). KBI is a process development and manufacturing service provider for the biopharmaceutical industry. Under the terms of the Agreement, KBI will manufacture for the Registrant PT-401, a more powerful form of the anemia drug Erythropoietin ("EPO"). EPO is a glycoprotein naturally made by the body to stimulate red blood cell production; the currently marketed forms are manufactured using recombinant DNA technology and are used to treat anemia or low blood cell count.

     As previously announced on April 4, 2005, the Registrant entered into a License Agreement with Beth Israel Deaconess Medical Center, a Massachusetts nonprofit corporation, to develop a new, more potent and longer acting form of EPO. Under the Agreement, Beth Israel has granted the Registrant an exclusive license to United States and foreign patents related to certain forms of EPO, including PT-401. The Registrant has the right to develop, use, market and sell products derived from the licensed patents.

     Under the Agreement, KBI will develop and manufacture material under the Good Manufacturing Practices rules for use in preclinical studies required for a future Investigational New Drug application, including toxicology studies and studies involving volunteers and patients. The cost of the services provided by KBI under the Agreement totals approximately $2,840,000 and will be invoiced by KBI semi-monthly for work in process based upon an agreed scope of work, a Development and Production Schedule and a Payment Schedule contained within the Agreement. The estimated time for completion of the project is 16-24 months, and work is scheduled to begin in May, 2006.

     ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     See  Item  1.01  above.

     ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS

          (d) Exhibit 10.43 - Services Agreement between the Registrant and KBI BioPharma, Inc. dated May 8, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     DNAPrint  Genomics,  Inc.


     By:  /s/Richard  Gabriel
          -------------------
      Richard  Gabriel,  President